Consent of Independent Registered Public Accounting Firm

Board of Directors and Shareholder
Nationwide Life Insurance Company:

We consent to the incorporation by reference in this Registration Statement on Form N-4 of Nationwide Life Insurance Company filed pursuant to Rule 485(b) of the Securities Act of 1933, of our report dated March 1, 2011 relating to the financial statements and schedules of Nationwide Life Insurance Company and subsidiaries (the Company) and our report dated March 9, 2011 relating to the financial statements of Nationwide Variable Account-12, which appears in the Registration Statement on Form N-4 (No. 333-108894). We also consent to the reference to our firm under the heading “Independent Public Accounting Firm” in the Registration Statement on Form N-4 (No. 333-108894) incorporated by reference into this Registration Statement.  Our report with respect to the consolidated financial statements and schedules refers to the Company’s change in its method of evaluating other-than-temporary impairments of debt securities due to the adoption of new accounting requirements issued by the FASB, as of January 1, 2009.

/s/ KPMG LLP

Columbus, Ohio
October 31, 2011